UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 3, 2015

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

MTS Systems Corporation (the “Company”) reports that as previously announced, effective January 3, 2015, Ms. Susan E. Knight retired from the Company and Mr. Jeffrey P. Oldenkamp assumed the role of Senior Vice President and Chief Financial Officer.

Information Regarding Mr. Oldenkamp:

Mr. Oldenkamp, 42, joined the Company in January 2014 as its Vice President of Finance in the Test business. Prior to joining the Company, Mr. Oldenkamp was with Nilfisk-Advance Incorporated, a manufacturer of professional cleaning equipment, as its Americas Operations Chief Financial Officer and Vice President of Finance (January 2012 to January 2014); Vice President Finance (April 2008 to December 2011) and Corporate Controller (April 2007 to March 2008). As Senior Vice President and Chief Financial Officer, Mr. Oldenkamp will be paid an annual salary of $310,000 and is eligible to participate in the MTS Executive Variable Compensation Plan with a target amount equal to 50% of his annual salary. He will also participate in the Company’s Executive Severance Plan and the Executive Change in Control Severance Plan.

There are no family relationships between Mr. Oldenkamp and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. There are no transactions between Mr. Oldenkamp or any member of his immediate family and the Company or any of its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

Information Regarding Ms. Knight:

On January 3, 2015, the Company entered into a Consulting Agreement (the “Agreement”) with Ms. Knight pursuant to which Ms. Knight will provide certain consulting services to the Company, primarily to assist in the transition to a new Chief Financial Officer. The term of the Agreement is January 3, 2015 to January 2, 2016. In the Agreement, the Company guarantees to pay Ms. Knight a monthly retainer of $10,000 for “base line tasks” for the term of the Agreement. If the Company engages Ms. Knight for “special projects” it will pay her an additional fee of $2,000 per day for such tasks. The Agreement also provides that the Company’s Compensation Committee of the Board of Directors authorized retaining Ms. Knight as a consultant following her retirement from the Company and, accordingly, Ms. Knight is entitled to remain a participant in the Company’s 2011 Stock Incentive Plan (the “Plan”) during the term of the Agreement with any outstanding grants under the Plan continuing to vest during such period.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

10.1	Consulting Agreement, dated January 3, 2015, by and between MTS Systems Corporation and Susan Knight

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)

Date: January 5, 2015	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title
10.1	Consulting Agreement, dated January 3, 2015, by and between MTS Systems Corporation and Susan Knight